Property and Equipment, Net (Tables)	12 Months Ended
Nov. 30, 2024
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consist of the following:

	As of November 30,
	2023	2024	2024
	HK$	HK$	US$
Furniture and fixtures	6,968	6,968	896
Office equipment	125,835	125,835	16,173
Motor vehicle	1,181,264	1,181,264	151,824
Total	1,314,067	1,314,067	168,893
Less: Accumulated depreciation	1,279,319	1,285,740	165,252
Net book value	34,748	28,327	3,641